                                      FORM 8-K

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934


                           Date of Report:  June 16, 1999


                            FIRST SIERRA FINANCIAL, INC.
               (Exact name of registrant as specified in its charter)


       Delaware                     0-22525                     76-0438432
  (State or other               (Commission File              (IRS Employer
  jurisdiction of                   Number)                   Identification
   incorporation)                                                 Number)


Chase Tower, Suite 7050, 600 Travis Street, Houston, TX               70002
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code          (713) 221-8822


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Item 7.   Financial Statements and Exhibits


     (c)  Exhibits.

          EXHIBIT NO.         DESCRIPTION
          -----------         -----------------
            1                 Underwriting Agreement dated June 16,
                              1999 between First Sierra Financial, Inc.
                              and E*Offering Corp., as Representatives of
                              the Underwriters named therein.  (filed to
                              incorporate by reference as EXHIBIT 1 to
                              Registration Statement No. 333-77079)


                              SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FIRST SIERRA FINANCIAL, INC.


                              By:  /s/ Sandy B. Ho
                                   -------------------------------
                                   Executive Vice President,
                                   Chief Financial Officer and
                                   Secretary